UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2019

BLACK RIDGE ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38226	82-1659427
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Black Ridge Oil & Gas, Inc.

110 North 5th Street, Suite 410

Minneapolis, MN 55403

(Address of Principal Executive Offices) (Zip Code)

(952) 426-1241

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

BLACK RIDGE ACQUISITION CORP. (“BLACK RIDGE”) INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING BLACK RIDGE’S SECURITIES, IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION (THE “PROPOSED TRANSACTIONS”) WHEREBY BLACK RIDGE WILL ACQUIRE THE GLOBAL ESPORTS AND ENTERTAINMENT ASSETS OF OURGAME INTERNATIONAL HOLDINGS LTD. (COLLECTIVELY, THE “BUSINESS”), AS DESCRIBED IN THE CURRENT REPORT ON FORM 8-K FILED BY BLACK RIDGE ON DECEMBER 19, 2018. THIS CURRENT REPORT ON FORM 8-K, INCLUDING THE EXHIBIT HERETO, MAY BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

MACQUARIE CAPITAL (“MACQUARIE”) IS ACTING AS BLACK RIDGE’S CAPITAL MARKETS ADVISOR IN CONNECTION WITH THE PROPOSED TRANSACTIONS AND WILL RECEIVE A FEE IN CONNECTION THEREWITH AT THE CLOSING OF THE PROPOSED TRANSACTIONS (THE “CLOSING”). ADDITIONALLY, EACH OF EARLYBIRDCAPITAL, INC. (“EBC”), THE MANAGING UNDERWRITER OF BLACK RIDGE’S INITIAL PUBLIC OFFERING (“IPO”) CONSUMMATED IN OCTOBER 2017, AND ROTH CAPITAL PARTNERS, LLC (“ROTH”) WAS ENGAGED AS AN ADVISOR IN CONNECTION WITH BLACK RIDGE’S BUSINESS COMBINATION AND WILL RECEIVE A FEE AT THE CLOSING. BLACK RIDGE AND ITS DIRECTORS AND EXECUTIVE OFFICERS AND MACQUARIE, EBC AND ROTH MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF BLACK RIDGE STOCKHOLDERS TO BE HELD TO APPROVE THE PROPOSED TRANSACTIONS (“SPECIAL MEETING”).

STOCKHOLDERS OF BLACK RIDGE AND OTHER INTERESTED PERSONS ARE ADVISED TO READ BLACK RIDGE’S PRELIMINARY PROXY STATEMENT AND, WHEN AVAILABLE, DEFINITIVE PROXY STATEMENT IN CONNECTION WITH BLACK RIDGE’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ BLACK RIDGE’S FINAL PROSPECTUS, DATED OCTOBER 4, 2017, AND BLACK RIDGE’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2018 FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF BLACK RIDGE’S OFFICERS AND DIRECTORS AND THEIR RESPECTIVE INTERESTS AS SECURITY HOLDERS IN THE SUCCESSFUL CONSUMMATION OF THE PROPOSED TRANSACTIONS. BLACK RIDGE’S DEFINITIVE PROXY STATEMENT WILL BE MAILED TO STOCKHOLDERS OF BLACK RIDGE AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE PROPOSED TRANSACTIONS. SECURITYHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF SUCH DOCUMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: BLACK RIDGE ACQUISITION CORP., c/o Black Ridge Oil & Gas, Inc., 110 North 5th Street, Suite 410, Minneapolis, MN 55403. THESE DOCUMENTS, ONCE AVAILABLE, AND BLACK RIDGE’S IPO FINAL PROSPECTUS AND ANNUAL REPORT ON FORM 10-K CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (http://www.sec.gov).

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

This report and the exhibit hereto are not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transactionS and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of BLACK RIDGE, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

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This report and the exhibit hereto include “forward-looking statements.” actual results OF BLACK RIDGE AND THE BUSINESS may differ from THEIR RESPECTIVE expectations, estimates and projections and, consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the parties’ expectations with respect to future performance; anticipated financial impacts of the PROPOSED TRANSACTIONS; approval of the PROPOSED transactions by STOCKholders; the satisfaction of the closing conditions to the PROPOSED transactions; and the timing of the completion of the PROPOSED transactions.

THERE ARE significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the parties’ control and difficult to predict. Factors that may cause such differences include: business conditions; changing interpretations of accounting principles; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments; requirements or changes adversely affecting the business; fluctuations in customer demand; management of rapid growth; general economic conditions; geopolitical events and regulatory changes; and other factors set forth in black ridge’s filings with the Securities and Exchange Commission and available at www.sec.gov. Other factors include the possibility that the PROPOSED TRANSACTIONS do not close, including due to the failure to receive required STOCKholder approvalS, or the failure of other closing conditions.

The foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is, AND MAY BE, contained in BLACK RIDGE’S filings with the SEC. All subsequent written and oral forward-looking statements concerning black ridge or the business, the PROPOSED transactions or other matters and attributable to black ridge and the business or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. no party undertakeS or acceptS any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based.

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Item 7.01 — Regulation FD Disclosure

Attached as Exhibit 99.1 to this Current Report is an updated investor presentation that may be used by Black Ridge Acquisition Corp. (the “Company”) for meetings with its security holders and other interested persons in connection with its previously announced proposed business combination.

This information furnished hereunder, including the related exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of the Company, except as shall be expressly set forth by specific reference in such document.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits:

Exhibit	Description
99.1	Investor presentation

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 7, 2019

BLACK RIDGE ACQUISITION CORP.

By:	/s/ Ken DeCubellis
Name: Ken DeCubellis
Title: Chairman and Chief Executive Officer

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